UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 18, 2017 (January 31, 2017)

TAKE-TWO INTERACTIVE SOFTWARE, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-34003	51-0350842
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

622 Broadway
New York, New York	10012
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code:  (646) 536-2842

Registrant’s Former Name or Address, if changed since last report:  N/A

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐                 Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐                 Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐                 Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐                 Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Explanatory Note

On February 3, 2017, Take-Two Interactive Software, Inc. a Delaware corporation (the “Company”), filed a Current Report on Form 8-K (the “Original 8-K”) regarding, among other things, that on January 31, 2017, the Company and Take-Two Invest Espana, S.L., a company organized under the laws of Spain and a wholly-owned, indirect subsidiary of the Company (“Buyer”), completed the acquisition of 100% of the outstanding equity interests in Social Point, S.L., a limited liability company (sociedad de responsabilidad limitada), duly organized and existing under the laws of Spain (“Social Point”) from the sellers named in that certain Share Sale and Purchase Agreement (the “Purchase Agreement”), dated as of January 31, 2017, by and among the Company, Buyer and the sellers named therein.  This amendment to the Original 8-K (the “8-K Amendment”) is being filed for the purpose of satisfying the Company’s undertaking to file the financial statements and pro forma financial statements required by Item 9.01 of Form 8-K, and this 8-K Amendment should be read in conjunction with the Original 8-K.  Except as set forth herein, no modifications have been made to information contained in the Original 8-K, and the Company has not updated any information therein to reflect events that have occurred since the date of the Original 8-K.

Item 9.01 Financial Statements and Exhibits

(a)          Financial Statements of Business Acquired

The audited financial statements of Social Point, S.L. as of and for the year ended December 31, 2015 and the notes related thereto, and the unaudited interim financial statements of Social Point, S.L. as of and for the six-month period ended June 30, 2016 and the notes related thereto are filed as Exhibit 99.1 to this 8-K Amendment and are incorporated herein by reference.

(b)         Pro Forma Information

The unaudited pro forma condensed combined financial information of Take-Two Interactive Software, Inc. and Social Point, S.L. as of September 30, 2016 and for the six months ended September 30, 2016 and the year ended March 31, 2016 and the notes related thereto are filed as Exhibit 99.2 to this 8-K Amendment and are incorporated herein by reference.

(d)           Exhibits

Exhibit Number	Description of Exhibit

2.1

Share Sale and Purchase Agreement, dated January 31, 2017, by and among Take-Two Interactive Software, Inc., Take-Two Invest Espana, S.L., Andres Bou Ortiz, Horacio Martos Borja, Marc Canaleta Caupena, Voladuras Hinojo, S.L., Nauta Tech Invest III, S.C.R., S.A., Bilbao Vizcaya Holding, S.A., La Banque Postale Innovation 11 FCPI, Capital Croissance 4, Objectif Innovation Patrimoine 4 FCPI, Strategie PME 2011 FCPI, Idinvest Patrimoine FCPI, Allianz Eco Innovation 3 FCPI, Objectif Innovation 5 FCPI, Idinvest Crossance FCPI, SG Innovation 2011 FCPI, Allianz Eco Innovation 2 FCPI, Objectif Innovation 4 FCPI, Idinvest Flexible 2016 FCPI, Capital Croissance 5 FCPI, Objectif Innovation Patrimoine 5 FCPI, Idinvest Patrimoine 2 FCPI, Objectif Innovation Patrimoine 6 FCPI, Idinvest Patrimoine 3 FCPI, Greylock Israel Investment Vehicle in Social Point, LTD, and HCPESP, S.a.r.l. (incorporated herein by reference to Exhibit 2.1 to the Company’s Current Report on Form 8-K filed with the SEC on February 3, 2017)

23.1	Consent of KPMG Auditores, S.L., Independent Auditors of Social Point, S.L.

99.1

Audited financial statements of Social Point, S.L. as of and for the year ended December 31, 2015 and the notes related thereto. Unaudited interim financial statements of Social Point, S.L. as of and for the six months ended June 30, 2016 and the notes related thereto.

99.2

Unaudited pro forma condensed combined financial information of Take-Two Interactive Software, Inc. and Social Point, S.L. as of September 30, 2016 and for the six months ended September 30, 2016 and the year ended March 31, 2016 and the notes related thereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TAKE-TWO INTERACTIVE SOFTWARE, INC.

	By:	/s/ Matthew K. Breitman
	Name:	Matthew K. Breitman
	Title:	Senior Vice President, Deputy General Counsel & Corporate Secretary
Date: April 18, 2017

EXHIBIT INDEX

Exhibit	Description

2.1

Share Sale and Purchase Agreement, dated January 31, 2017, by and among Take-Two Interactive Software, Inc., Take-Two Invest Espana, S.L., Andres Bou Ortiz, Horacio Martos Borja, Marc Canaleta Caupena, Voladuras Hinojo, S.L., Nauta Tech Invest III, S.C.R., S.A., Bilbao Vizcaya Holding, S.A., La Banque Postale Innovation 11 FCPI, Capital Croissance 4, Objectif Innovation Patrimoine 4 FCPI, Strategie PME 2011 FCPI, Idinvest Patrimoine FCPI, Allianz Eco Innovation 3 FCPI, Objectif Innovation 5 FCPI, Idinvest Crossance FCPI, SG Innovation 2011 FCPI, Allianz Eco Innovation 2 FCPI, Objectif Innovation 4 FCPI, Idinvest Flexible 2016 FCPI, Capital Croissance 5 FCPI, Objectif Innovation Patrimoine 5 FCPI, Idinvest Patrimoine 2 FCPI, Objectif Innovation Patrimoine 6 FCPI, Idinvest Patrimoine 3 FCPI, Greylock Israel Investment Vehicle in Social Point, LTD, and HCPESP, S.a.r.l. (incorporated herein by reference to Exhibit 2.1 to the Company’s Current Report on Form 8-K filed with the SEC on February 3, 2017)

23.1	Consent of KPMG Auditores, S.L., Independent Auditors of Social Point, S.L.

99.1

Audited financial statements of Social Point, S.L. as of and for the year ended December 31, 2015 and the notes related thereto. Unaudited interim financial statements of Social Point, S.L. as of and for the six months ended June 30, 2016 and the notes related thereto.

99.2

Unaudited pro forma condensed combined financial information of Take-Two Interactive Software, Inc. and Social Point, S.L. as of September 30, 2016 and for the six months ended September 30, 2016 and the year ended March 31, 2016 and the notes related thereto.